EXHIBIT 99.1
                                                                    ------------

                                                       One Franklin Parkway
                                                       San Mateo, CA  94403-1906

                                                       tel     650/312.2000
                                                       franklintempleton.com
[LOGO OMITTED]
--------------------------------------------------------------------------------

Contact:   Franklin Resources, Inc.
           Investor Relations: Alan Weinfeld (650) 525-8900
           Corporate Communications: Holly Gibson Brady (650) 312-4701 franklintempleton.com
--------------------------------------------------------------------------------
                                                           FOR IMMEDIATE RELEASE

            FRANKLIN RESOURCES, INC. ANNOUNCES FIRST QUARTER RESULTS


     SAN MATEO, CA, JANUARY 22, 2004 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today reported net income of $172.3 million, or $0.69 per share diluted on revenues of $806.2 million for the quarter ended December 31, 2003, including a cumulative effect of an accounting change of $4.8 million, net of tax or $0.02 per share diluted, resulting from adopting FASB Interpretation No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES (REVISED DECEMBER 2003). Net income was $152.1 million, or $0.61 per share diluted, on revenues of $722.0 million in the preceding quarter. In the comparable quarter a year ago, net income was $109.8 million, or $0.43 per share diluted on revenues of $605.5 million. Operating income increased 12% this quarter over the prior quarter and increased 60% over the same quarter in the prior year.

     As of December 31, 2003, assets under management by the company's subsidiaries were $336.7 billion, as compared to $301.9 billion last quarter and $257.7 billion at this time last year. Simple monthly average assets under management during the current quarter were $318.7 billion compared to $294.0 billion in the preceding quarter and $254.8 billion in the same quarter a year ago. Equity assets now comprise 54% of total assets under management as compared to 51% last quarter and 48% at December 31, 2002. Fixed-income assets now comprise 29% of total assets under management, as compared to 32% last quarter and 34% at the same time last year. As of December 31, 2003, hybrid/balanced assets account for 15% of total assets under management, and remained unchanged from last quarter and the comparable quarter a year ago. Sales exceeded redemptions by $7.4 billion for the current quarter compared to $4.9 billion for the prior quarter and $1.1 billion for the comparable quarter a year ago.

FISCAL FIRST QUARTER 2004 HIGHLIGHTS

PERFORMANCE AND PRODUCTS /1,/2
(See important footnotes in "Supplemental Information" section at the end of the release.)

* Approximately 70% of Franklin Templeton's long-term mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-year period ended December 31, 2003, while approximately 95% of the long-term mutual fund assets were in funds ranked in the top two quartiles for the three-, five- and 10-year periods ended December 31, 2003./3,/4
* More than 70% of Franklin's equity mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-year period ended December 31, 2003, while over 85% of Franklin's equity mutual fund assets were in funds ranked in the top two quartiles for the three-, five- and 10-year periods. /3,/5
* Franklin Flex Cap Growth Fund, managed by Franklin Advisers, Inc., ranked in the top third of its LIPPER peer group for the one-, three-, five- and 10-year periods ended December 31, 2003. The fund was also rated 4 stars overall by MORNINGSTAR as of December 31, 2003. /6,/7
* Franklin Income Fund, Franklin Templeton's largest fund with $18 billion in assets, ranked in the top decile of its LIPPER peer group for the one-, three- and five-year periods and ranked in the top two quartiles of its LIPPER peer group for the 10-year period ended December 31, 2003. The fund, managed by Franklin Advisers, Inc., was also rated 4 stars overall by MORNINGSTAR as of December 31, 2003. /6,/8
* Templeton Growth Fund and Templeton World Fund ranked in the top two quartiles of their LIPPER peer group over the one-year period, and ranked in the top quartile over the three-, five- and 10-year periods ended December 31, 2003. The funds, managed by Templeton Global Advisors Limited, were also rated 4 stars overall by MORNINGSTAR as of December 31, 2003. /6,/9
* All six Mutual Series open-end funds received Lipper Leaders awards for Total Return and Preservation as of December 31, 2003. /10
* Over 97% of Franklin tax-free income mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended December 31, 2003. /3,/11
* Franklin Federal Tax-Free Income Fund, managed by Franklin Advisers, Inc., ranked in the top two quartiles of its LIPPER peer group for the one-, three-, five- and 10-year periods ended December 31, 2003. The fund was also rated 4 stars overall by MORNINGSTAR as of December 31, 2003. /6,/12

GLOBAL BUSINESS DEVELOPMENTS

* Franklin Resources appointed Martin Flanagan and Greg Johnson as co-CEOs effective January 1, 2004.
* Franklin Templeton's assets under management in Italy, Hong Kong and India crossed the $1 billion, $2 billion and $3 billion marks, respectively.
* Since the acquisition in October 2000, Bissett assets under management have increased approximately 90% to more than $7 billion.
* Shares of Franklin Mutual Recovery Fund were made available for sale to retail investors.
* Templeton Growth (Euro) Fund and Franklin High Yield Fund, two foreign-sold Franklin Templeton Investment Funds (SICAV), each crossed the $3 billion mark in total assets under management.
* MORNINGSTAR Korea ranked Franklin Templeton as 2nd best equity manager and 3rd best fixed-income manager in Korea.
* New fund launches in Canada, Bissett Income Trust and Dividend Fund and Bissett Canadian Short Term Bond Fund, and two local fund-of-fund products in India, which invest in existing Franklin Templeton India funds.
* Launched Fiduciary International Small Cap Growth Strategy to U.S. institutional investors.
* Franklintempleton.com was recognized for the fourth consecutive year as a "Top 10 Intermediary Web Site" in an annual "Intermediary Web Site Trends and Best Practices" study by kasina, an internet consultant.
* Fiduciary Trust was awarded the Financial News Award for "Swiss Asset Management Firm of the Year," which was voted on by a panel of 40 pension and investment consultants from across Europe.
* Three new Franklin Templeton television commercials aired on major networks highlighting Franklin Templeton's distinct brands.


 FRANKLIN RESOURCES, INC.
 CONSOLIDATED INCOME STATEMENTS
 (Dollar amounts in thousands except assets under                  THREE MONTHS ENDED
 management and per share data)                                       DECEMBER 31
                                                                                           %
                                                                   2003        2002      CHANGE
                                                                   ----        ----      ------
 OPERATING REVENUES
 Investment management fees                                        $454,508   $351,412       29%
 Underwriting and distribution fees                                 272,752    185,937       47%
 Shareholder servicing fees                                          61,338     48,051       28%
 Consolidated sponsored investment products income, net                  26         --       N/A
 Other, net                                                          17,545     20,051     (12%)
                                                                ---------------------------------
 TOTAL OPERATING REVENUES                                           806,169    605,451       33%
                                                                ---------------------------------

 OPERATING EXPENSES
 Underwriting and distribution                                      245,879    168,847       46%
 Compensation and benefits                                          189,204    159,118       19%
 Information systems, technology and occupancy                       69,648     72,595      (4%)
 Advertising and promotion                                           21,232     22,644      (6%)
 Amortization of deferred sales commissions                          22,448     16,045       40%
 Amortization of intangible assets                                    4,402      4,234        4%
 Other                                                               30,496     22,513       35%
                                                                ---------------------------------
 TOTAL OPERATING EXPENSES                                           583,309    465,996       25%
                                                                ---------------------------------

 OPERATING INCOME                                                   222,860    139,455       60%
                                                                ---------------------------------
 OTHER INCOME (EXPENSES)
 Consolidated sponsored investment products gains, net                4,000         --       N/A
 Investment and other income                                         16,191     12,303       32%
 Interest expense                                                   (7,111)    (3,032)      135%
                                                                ---------------------------------
 OTHER INCOME, NET                                                   13,080      9,271       41%
                                                                ---------------------------------

 Income before taxes on income and cumulative effect of an
   accounting change                                                235,940    148,726       59%
 Taxes on income                                                     68,423     38,966       76%
                                                                ---------------------------------

 INCOME BEFORE CUMULATIVE EFFECT OF AN ACCOUNTING
   CHANGE, NET OF TAX                                               167,517    109,760       53%

 Cumulative effect of an accounting change, net of tax                4,779         --       N/A

                                                                ---------------------------------

 NET INCOME                                                        $172,296   $109,760       57%
                                                                =================================

 BASIC EARNINGS PER SHARE
 Income before cumulative effect of an accounting change
                                                                      $0.68      $0.43       58%
 Cumulative effect of an accounting change                             0.02         --       N/A
                                                                ---------------------------------
 Net income                                                           $0.70      $0.43       63%
                                                                =================================

 DILUTED EARNINGS PER SHARE
 Income before cumulative effect of an accounting change              $0.67      $0.43       56%
 Cumulative effect of an accounting change                             0.02         --       N/A
                                                                ---------------------------------
 Net income                                                           $0.69      $0.43       60%
                                                                =================================

 DIVIDENDS PER SHARE                                                 $0.085     $0.075       13%
 AVERAGE SHARES OUTSTANDING (in thousands)
      Basic                                                         247,758    257,600      (4%)
      Diluted                                                       250,234    258,218      (3%)



 FRANKLIN RESOURCES, INC.
 CONSOLIDATED INCOME STATEMENTS
 (Dollar amounts in thousands except assets under
 management and per share data)
                                                                  THREE MONTHS ENDED
                                                                     DECEMBER 31
                                                                                            %
                                                                   2003        2002      CHANGE
                                                                   ----        ----      ------

 OPERATING MARGIN /1                                                    28%        23%        --
 ASSETS UNDER MANAGEMENT (in millions)
 Beginning of period                                               $301,857   $247,760       22%
        Sales                                                        23,829     17,124       39%
        Reinvested distributions                                      1,920      1,437       34%
        Redemptions                                                (16,448)   (16,035)        3%
        Distributions                                               (2,659)    (2,095)       27%
        Acquisitions                                                    878         --       N/A
        Appreciation                                                 27,344      9,544      187%
 END OF PERIOD                                                     $336,721   $257,735       31%
 SIMPLE MONTHLY AVERAGE FOR PERIOD                                 $318,739   $254,842       25%

/1 Operating margin: Operating income divided by total operating revenues.


FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except
per share data)                                                  THREE MONTHS ENDED
                                                                     %
                                           31-DEC-03 30-SEP-03  CHANGE  30-JUN-03   31-MAR-03    31-DEC-02
                                           --------- ---------  ------  ---------   ---------    ---------
OPERATING REVENUES
Investment management fees                  $454,508  $411,469     10%   $376,553    $347,897     $351,412
Underwriting and distribution fees           272,752   238,947     14%    225,632     194,158      185,937
Shareholder servicing fees                    61,338    56,429      9%     57,430      55,315       48,051
Consolidated sponsored investment products
  income, net                                     26        93   (72%)         --          --           --
Other, net                                    17,545    15,017     17%     24,292      15,765       20,051
                                          -----------------------------------------------------------------
TOTAL OPERATING REVENUES                     806,169   721,955     12%    683,907     613,135      605,451
                                          -----------------------------------------------------------------

OPERATING EXPENSES
Underwriting and distribution                245,879   211,857     16%    207,071     173,068      168,847
Compensation and benefits                    189,204   166,725     13%    163,230     160,809      159,118
Information systems, technology and
  occupancy                                   69,648    70,871    (2%)     70,459      71,404       72,595
Advertising and promotion                     21,232    23,248    (9%)     22,281      24,226       22,644
Amortization of deferred sales commissions    22,448    21,257      6%     19,159      17,040       16,045
Amortization of intangible assets              4,402     4,245      4%      4,244       4,238        4,234
September 11, 2001 recovery, net                  --   (4,401)  (100%)         --          --           --
Other                                         30,496    28,613      7%     28,088      22,644       22,513
                                          -----------------------------------------------------------------
TOTAL OPERATING EXPENSES                     583,309   522,415     12%    514,532     473,429      465,996
                                          -----------------------------------------------------------------

OPERATING INCOME                             222,860   199,540     12%    169,375     139,706      139,455
                                          -----------------------------------------------------------------

OTHER INCOME (EXPENSES)
Consolidated sponsored investment products
  gains, net                                   4,000     1,645    143%         --          --           --
Investment and other income                   16,191    20,116   (20%)     22,415      15,558       12,303
Interest expense                             (7,111)   (7,105)      --    (6,736)     (3,037)      (3,032)
                                          -----------------------------------------------------------------
OTHER INCOME, NET                             13,080    14,656   (11%)     15,679      12,521        9,271
                                          -----------------------------------------------------------------

Income before taxes on income and
  cumulative effect of an accounting change  235,940   214,196     10%    185,054     152,227      148,726
Taxes on income                               68,423    62,117     10%     53,666      42,624       38,966
                                          -----------------------------------------------------------------

INCOME BEFORE CUMULATIVE EFFECT OF AN
  ACCOUNTING CHANGE, NET OF TAX              167,517   152,079     10%    131,388     109,603      109,760
Cumulative effect of an accounting change,
  net of tax                                   4,779        --     N/A         --          --           --
                                          -----------------------------------------------------------------

NET INCOME                                  $172,296  $152,079     13%   $131,388    $109,603     $109,760
                                          =================================================================

BASIC EARNINGS PER SHARE
Income before cumulative effect of an
  accounting change                            $0.68     $0.61     11%      $0.52       $0.43        $0.43
Cumulative effect of an accounting change       0.02        --     N/A         --          --           --
                                          -----------------------------------------------------------------
Net income                                     $0.70     $0.61     15%      $0.52       $0.43        $0.43
                                          =================================================================

DILUTED EARNINGS PER SHARE
Income before cumulative effect of an
  accounting change                            $0.67     $0.61     10%      $0.52       $0.43        $0.43
Cumulative effect of an accounting change       0.02        --     N/A         --          --           --
                                          -----------------------------------------------------------------
Net income                                     $0.69     $0.61     13%      $0.52       $0.43        $0.43
                                          =================================================================

DIVIDENDS PER SHARE                           $0.085    $0.075     13%     $0.075      $0.075       $0.075



FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except
per share data)
                                                                 THREE MONTHS ENDED
                                                                     %
                                          31-DEC-03  30-SEP-03  CHANGE  30-JUN-03   31-MAR-03    31-DEC-02
                                          ---------  ---------  ------  ---------   ---------    ---------
AVERAGE SHARES OUTSTANDING (in
  thousands)
     Basic                                  247,758    247,761      --    252,633     257,023      257,600
     Diluted                                250,234    249,263      --    253,254     257,654      258,218

OPERATING MARGIN /2                             28%        28%      --        25%         23%          23%

EMPLOYEES                                     6,462      6,504    (1%)      6,540       6,619        6,670
BILLABLE SHAREHOLDER ACCOUNTS (in millions)    15.1       14.2      6%       15.2        14.3         10.1


/2 Operating margin: Operating income divided by total operating revenues.


FRANKLIN RESOURCES, INC.
PRELIMINARY SUMMARY BALANCE SHEET
(Dollar amounts in thousands)

                                                           PRELIMINARY
                                                          DECEMBER 31,   SEPTEMBER 30,
                                                                  2003            2003
                                                                  ----            ----
ASSETS
Current assets                                              $3,311,870      $2,968,827
Banking/ finance assets                                        851,379         918,425
Non-current assets                                           3,254,153       3,083,497
---------------------------------------------------------------------------------------
TOTAL ASSETS                                                $7,417,402      $6,970,749
---------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                           $649,846        $488,526
Banking/ finance liabilities                                   728,487         801,980
Non-current liabilities and minority interest                1,440,440       1,370,135
---------------------------------------------------------------------------------------
Total liabilities                                            2,818,773       2,660,641
Total stockholders' equity                                   4,598,629       4,310,108
---------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $7,417,402      $6,970,749
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
ENDING SHARES OF COMMON STOCK OUTSTANDING                      248,761         245,932
---------------------------------------------------------------------------------------


NEW ACCOUNTING STANDARDS
------------------------

FIN 46

In January 2003, the Financial Accounting Standards Board issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"). Under FIN 46, a variable interest entity ("VIE") is defined as a corporation, trust, partnership or other entity where the equity investment holders have not contributed sufficient capital to finance the activities of the VIE or the equity investment holders do not have defined rights and obligations normally associated with an equity investment. FIN 46 requires consolidation of a VIE by the enterprise that has the majority of the risks and rewards of ownership, referred to as the primary beneficiary. The consolidation and disclosure provisions of FIN 46 are effective immediately for VIEs created after January 31, 2003. Effective July 1, 2003, six of our sponsored investment products created after January 31, 2003, were consolidated in our financial statements.

In December 2003, the FASB published FASB Interpretation No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES (REVISED DECEMBER 2003) (FIN46-R), clarifying FIN 46 and exempting certain entities from the provisions of FIN 46. Generally, application of FIN 46-R is required in financial statements of public entities that have interests in structures commonly referred to as special-purpose entities for periods ending after December 15, 2003, and, for other types of VIEs, for periods ending after March 15, 2004. We early adopted FIN 46-R as of December 31, 2003, and, as a result, we have recognized a cumulative effect of an accounting change, net of tax, as of this date to reflect the accumulated retained earnings of VIEs in which we became an interest holder prior to February 1, 2003.

The following tables present the effect on our consolidated results of operations and financial position of applying FIN 46-R. These tables present the effect of consolidating VIEs for which the Company is the primary beneficiary and are intended to provide transparency. These tables reflect the continuing activity of VIEs with inception dates after January 31, 2003, which were consolidated effective July 1, 2003, and they present the cumulative effect adjustment for sponsored investment products with an inception date prior to February 1, 2003. These products primarily include open-end funds registered in Canada and in other international locations. The cumulative effect adjustment, net of tax related to the sponsored investment products included in Table I is $8.0 million. The impact of consolidating these sponsored investment products on our balance sheet, included in the Table II presentation, is to increase current assets by $44.6 million, current liabilities by $9.7 million and minority interest by $34.9 million.

In addition to consolidating certain sponsored investment products, we qualified as the primary beneficiary of a lessor trust, a special purpose entity that financed the construction of our headquarters campus. The cumulative effect adjustment, net of tax, related to this trust is a charge of $3.2 million. The impact of consolidating the lessor trust in our balance sheet at December 31, 2003, is to increase property and equipment, net, by approximately $157.6 million, and debt by approximately $164.9 million. The debt matures on September 30, 2004, and will continue to be shown in our consolidated balance sheet as a current liability until it is refinanced or paid.


 TABLE I
 CONSOLIDATED INCOME STATEMENT
 (Dollar amounts in thousands except
 per share data)
                                              THREE MONTHS ENDED
                                               DECEMBER 31, 2003                      CONSOLIDATED THREE
                                                 BEFORE FIN 46-R          FIN 46-R          MONTHS ENDED
                                                     ADJUSTMENTS      ADJUSTMENTS /3   DECEMBER 31, 2003
OPERATING REVENUES
 Investment management fees                             $454,646            ($138)              $454,508
 Underwriting and distribution fees                      272,754               (2)               272,752
 Shareholder servicing fees                               61,352              (14)                61,338
 Sponsored investment products income, net                    --                26                    26
 Other, net                                               17,545                --                17,545
                                            -------------------------------------------------------------
 TOTAL OPERATING REVENUES                                806,297              (128)              806,169
                                            -------------------------------------------------------------

 OPERATING EXPENSES
 Underwriting and distribution                           245,879                --               245,879
 Compensation and benefits                               189,204                --               189,204
 Information systems, technology and
    occupancy                                             69,648                --                69,648
 Advertising and promotion                                21,232                --                21,232
 Amortization of deferred sales commissions               22,448                --                22,448
 Amortization of intangible assets                         4,402                --                 4,402
 September 11, 2001 recovery, net                             --                --                    --
 Other                                                    30,496                --                30,496
                                            -------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                583,309                --               583,309
                                            -------------------------------------------------------------
 OPERATING INCOME                                        222,988             (128)               222,860
                                            -------------------------------------------------------------

 OTHER INCOME (EXPENSES)
 Sponsored investment product gains, net                      --             4,000                 4,000
 Investment and other income                              17,742           (1,551)                16,191
 Interest expense                                        (7,111)                --               (7,111)
                                            -------------------------------------------------------------
 OTHER INCOME, NET                                        10,631             2,449                13,080
                                            -------------------------------------------------------------

 Income before taxes on income and
   cumulative effect of an accounting change             233,619             2,321               235,940
 Taxes on income                                          67,750               673                68,423
                                            -------------------------------------------------------------

 INCOME BEFORE CUMULATIVE EFFECT OF AN
 ACCOUNTING CHANGE, NET OF TAX                           165,869             1,648               167,517

 Cumulative effect of an accounting change,
   net of tax                                                 --             4,779                 4,779
                                            -------------------------------------------------------------
 NET INCOME                                             $165,869            $6,427              $172,296
                                            =============================================================

 BASIC EARNINGS PER SHARE
 Income before cumulative effect of an
   accounting change                                                                               $0.68
 Cumulative effect of an accounting change                                                          0.02
                                                                                   ----------------------
 Net income                                                                                        $0.70
                                                                                   ======================
 DILUTED EARNINGS PER SHARE
 Income before cumulative effect of an
   accounting change                                                                               $0.67
 Cumulative effect of an accounting change                                                          0.02
                                                                                   ----------------------
 Net income                                                                                        $0.69
                                                                                   ======================
 AVERAGE SHARES OUTSTANDING (in thousands)
      Basic                                                                                      247,758
      Diluted                                                                                    250,234
/3 Adjustments to consolidate variable interest entities and related elimination adjustments.


TABLE II
CONSOLIDATED BALANCE SHEET
(DOLLAR AMOUNTS IN THOUSANDS)

                                             PRELIMINARY                   PRELIMINARY
                                            DECEMBER 31,                  CONSOLIDATED
                                         2003 BEFORE FIN     FIN 46-R     DECEMBER 31,
                                        46-R ADJUSTMENTS  ADJUSTMENTS /4          2003
ASSETS
Current assets                                $3,257,467      $54,403       $3,311,870
Banking/ finance assets                          851,379           --          851,379
Non-current assets                             3,096,548      157,605        3,254,153
---------------------------------------------------------------------------------------
TOTAL ASSETS                                  $7,205,394     $212,008       $7,417,402
---------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                             $471,333     $178,513         $649,846
Banking/ finance liabilities                     728,487           --          728,487
Non-current liabilities and minority interest  1,403,756       36,684        1,440,440
---------------------------------------------------------------------------------------
Total liabilities                              2,603,576      215,197        2,818,773
Total stockholders' equity                     4,601,818      (3,189)        4,598,629
---------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $7,205,394     $212,008       $7,417,402
---------------------------------------------------------------------------------------

/4 Adjustments to consolidate variable interest entities and related elimination adjustments.



ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
(in billions)                             31-DEC-03    30-SEP-03   30-JUN-03   31-MAR-03   31-DEC-02
                                        -------------------------------------------------------------
      EQUITY
                   Global/international      $118.5        $99.8       $91.6       $75.7       $81.4
                   Domestic (U.S.)             63.6         55.4        50.7        42.7        43.5
                                        -------------------------------------------------------------
                   Total equity               182.1        155.2       142.3       118.4       124.9
                                        -------------------------------------------------------------

      HYBRID/BALANCED                          51.1         45.8        42.8        37.4        38.3

      FIXED-INCOME
                   Tax-free                    52.4         52.2        53.6        52.3        52.1
                   Taxable:
                      Domestic (U.S.)          32.2         31.1        31.4        29.4        27.3
                      Global/international     13.1         11.8        10.9         9.4         9.1
                                        -------------------------------------------------------------
                   Total fixed-income          97.7         95.1        95.9        91.1        88.5
                                        -------------------------------------------------------------

      MONEY MARKET                              5.8          5.8         6.0         5.5         6.0

                                        -------------------------------------------------------------
TOTAL ENDING ASSETS                          $336.7       $301.9      $287.0      $252.4      $257.7
                                        -------------------------------------------------------------
SIMPLE MONTHLY AVERAGE ASSETS                $318.7       $294.0      $272.2      $255.1      $254.8
                                        =============================================================

ASSETS UNDER MANAGEMENT & FLOWS
(in billions)                                                THREE MONTHS ENDED
                                          31-DEC-03   30-SEP-03     % CHANGE   31-DEC-02   % CHANGE
                                          ---------   ---------     --------   ---------   --------
BEGINNING ASSETS UNDER MANAGEMENT            $301.9      $287.0           5%      $247.8        22%
     U.S. RETAIL ASSETS
       Beginning assets                      $188.0      $180.0           4%      $157.7        19%
       ---------------------------------------------------------------------------------------------
       Sales                                   13.4        12.9           4%         9.4        43%
       Reinvested distributions                 1.7         0.6         183%         1.3        31%
       Redemptions                            (8.4)      (10.0)        (16%)       (8.8)       (5%)
       Distributions                          (2.3)       (1.1)         109%       (1.9)        21%
       Acquisitions                              --          --           --          --         --
       Appreciation                            15.6         5.6         179%         5.0       212%
       ---------------------------------------------------------------------------------------------
       Ending assets                          208.0       188.0          11%       162.7        28%
       ---------------------------------------------------------------------------------------------
     OTHER ASSETS, INCLUDING INTERNATIONAL AND INSTITUTIONAL
       Beginning assets                      $113.9      $107.0           6%       $90.1        26%
       ---------------------------------------------------------------------------------------------
       Sales                                   10.4        11.7        (11%)         7.7        35%
       Reinvested distributions                 0.2          --          N/A         0.1       100%
       Redemptions                            (8.0)       (9.7)        (18%)       (7.2)        11%
       Distributions                          (0.4)       (0.1)         300%       (0.2)       100%
       Acquisitions                             0.9          --          N/A          --        N/A
       Appreciation                            11.7         5.0         134%         4.5       160%
       ---------------------------------------------------------------------------------------------
       Ending assets                          128.7       113.9          13%        95.0        35%
       ---------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT               $336.7      $301.9          12%      $257.7        31%
TOTAL ASSETS UNDER MANAGEMENT
         BEGINNING ASSETS                    $301.9      $287.0           5%      $247.8        22%
         --------------------------------------------------------------------------------------------
         Sales                                 23.8        24.6         (3%)        17.1        39%
         Reinvested distributions               1.9         0.6         217%         1.4        36%
         Redemptions                         (16.4)      (19.7)        (17%)      (16.0)         2%
         Distributions                        (2.7)       (1.2)         125%       (2.1)        29%
         Acquisitions                           0.9          --          N/A          --        N/A
         Appreciation                          27.3        10.6         158%         9.5       187%
         --------------------------------------------------------------------------------------------
         ENDING ASSETS                       $336.7      $301.9          12%      $257.7        31%
         --------------------------------------------------------------------------------------------

Note: Institutional assets totaling approximately $24.4 billion are invested in U.S. retail fund and annuity products and are disclosed in U.S. retail assets in the above table. Total institutional and high net-worth assets at December 31, 2003, were approximately $113.2 billion, of which high net-worth assets comprised $10.8 billion.


ASSETS UNDER MANAGEMENT & FLOWS BY INVESTMENT OBJECTIVE (in billions)
THREE MONTHS ENDED                                             31-DEC-03   30-SEP-03   31-DEC-02
------------------                                             ---------   ---------   ---------
GLOBAL/INTERNATIONAL EQUITY
       Beginning assets                                            $99.8       $91.6       $76.5
       ------------------------------------------------------------------------------------------
       Sales                                                         8.8         7.9         6.5
       Reinvested distributions                                      0.9          --         0.6
       Redemptions                                                 (5.6)       (7.3)       (5.8)
       Distributions                                               (1.1)          --       (0.6)
       Acquisitions                                                  0.3          --          --
       Appreciation                                                 15.4         7.6         4.2
       ------------------------------------------------------------------------------------------
       Ending assets                                               118.5        99.8        81.4
       ------------------------------------------------------------------------------------------
DOMESTIC (U.S.) EQUITY
       Beginning assets                                             55.4        50.7        41.4
       ------------------------------------------------------------------------------------------
       Sales                                                         4.1         4.3         2.5
       Reinvested distributions                                      0.2          --         0.3
       Redemptions                                                 (2.8)       (2.1)       (2.6)
       Distributions                                               (0.3)          --       (0.3)
       Acquisitions                                                   --          --          --
       Appreciation                                                  7.0         2.5         2.2
       ------------------------------------------------------------------------------------------
       Ending assets                                                63.6        55.4        43.5
       ------------------------------------------------------------------------------------------
HYBRID/BALANCED
       Beginning assets                                             45.8        42.8        36.6
       ------------------------------------------------------------------------------------------
       Sales                                                         3.3         3.2         0.9
       Reinvested distributions                                      0.3         0.1         0.1
       Redemptions                                                 (1.0)       (1.1)       (1.0)
       Distributions                                               (0.4)       (0.2)       (0.2)
       Acquisitions                                                   --          --          --
       Appreciation                                                  3.1         1.0         1.9
       ------------------------------------------------------------------------------------------
       Ending assets                                                51.1        45.8        38.3
       ------------------------------------------------------------------------------------------
TAX-FREE INCOME
       Beginning assets                                             52.2        53.6        52.8
       ------------------------------------------------------------------------------------------
       Sales                                                         1.2         1.6         1.5
       Reinvested distributions                                      0.3         0.3         0.3
       Redemptions                                                 (1.5)       (2.2)       (1.5)
       Distributions                                               (0.6)       (0.6)       (0.7)
       Acquisitions                                                   --          --          --
       Appreciation/(depreciation)                                   0.8       (0.5)       (0.3)
       ------------------------------------------------------------------------------------------
       Ending assets                                                52.4        52.2        52.1
       ------------------------------------------------------------------------------------------
TAXABLE FIXED-INCOME
       Beginning assets                                             42.9        42.3        34.7
       ------------------------------------------------------------------------------------------
       Sales                                                         4.1         5.1         3.1
       Reinvested distributions                                      0.2         0.2         0.1
       Redemptions                                                 (3.2)       (4.1)       (2.3)
       Distributions                                               (0.3)       (0.4)       (0.3)
       Acquisitions                                                  0.6          --          --
       Appreciation/(depreciation)                                   1.0       (0.2)         1.1
       ------------------------------------------------------------------------------------------
       Ending assets                                                45.3        42.9        36.4
       ------------------------------------------------------------------------------------------
MONEY MARKET
       Beginning assets                                              5.8         6.0         5.8
       ------------------------------------------------------------------------------------------
       Sales                                                         2.3         2.5         2.6
       Reinvested distributions                                       --          --          --
       Redemptions                                                 (2.3)       (2.9)       (2.8)
       Distributions                                                  --          --          --
       Acquisitions                                                   --          --          --
       Appreciation                                                   --         0.2         0.4
       ------------------------------------------------------------------------------------------
       Ending assets                                                 5.8         5.8         6.0
       ------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT                                    $336.7      $301.9      $257.7


CONFERENCE CALL INFORMATION

     On Thursday, January 22, 2004, Franklin Resources, Inc., [NYSE:BEN] will release its first fiscal quarter 2004 financial results. Martin Flanagan and Greg Johnson, co-CEOs of Franklin Resources, Inc., will lead a live conference call at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss the quarterly results and answer analysts' questions.
     Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 574-4065 in the U.S. or
(706) 679-3804 internationally.
     A replay of the call will be archived on franklintempleton.com through January 29, 2004. The replay can also be accessed by calling (800) 642-1687 in the U.S. or (706) 645-9291 internationally using access code #4951519, after 5:30 p.m. Eastern Time on January 22, 2004, through 5:30 p.m. Eastern Time on January 29, 2004.
     Questions regarding the teleconference call should be directed to Franklin Resources, Inc., Investor Relations at (650) 525-8900 or Corporate Communications at (650) 312-3395.
     Franklin Resources, Inc. is a global investment organization operating as Franklin Templeton Investments. Franklin Templeton provides global and domestic investment management services through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. The San Mateo, CA-based company has over 50 years of investment experience and more than $336 billion in assets under management as of December 31, 2003. For more information, please call 1-800/DIAL BEN(R) or visit franklintempleton.com.


SUPPLEMENTAL INFORMATION

     1. Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. For more information on any U.S. Franklin Templeton fund, investors should request a prospectus containing more complete information, including sales charges, expenses and risks, from securities dealers or by calling Franklin Templeton Distributors, Inc. at 1-800/DIAL BEN(R) (1-800/342-5236). Investors should read the prospectus carefully before investing or sending money. Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.
     2. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MORNINGSTAR ratings are based on Class A shares. LIPPER rankings are based on Class A shares, with the exception of those for Mutual Series, which are based on Class Z shares, which are offered to qualified investors only and have no sales charges nor Rule 12b-1 fees. All asset data is based on 11/30/03 figures unless noted otherwise. Unless otherwise noted, fund returns quoted reflect Class A shares. Performance returns, ratings and rankings for other classes may vary. Investment return and principal value will fluctuate with market conditions and an investor may experience a gain or loss when they sell their shares.
     3. LIPPER calculates averages by taking all the funds in a peer group and averaging their total returns for the periods indicated. LIPPER tracks 129 peer groups of long-term U.S. retail mutual funds, and the groups vary in size from 4 to 1098. LIPPER total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.
     4. Source: LIPPER(R) Inc., 12/31/03. Of the eligible Franklin Templeton long-term mutual funds tracked by LIPPER, 34, 44, 44 and 30 funds ranked in the top quartile and 25, 29, 25 and 20 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.
     5. Source: LIPPER(R) Inc., 12/31/03. Of the eligible Franklin equity funds tracked by Lipper, 6, 9, 12 and 2 funds ranked in the top quartile and 9, 8, 6 and 6 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.
     6. Source: MORNINGSTAR(C) 12/31/03. For each fund with at least a three-year history, MORNINGSTAR calculates a MORNINGSTAR Rating based on a MORNINGSTAR Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom

          10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall MORNINGSTAR Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and 10-year (if applicable) MORNINGSTAR Rating metrics. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MORNINGSTAR Rating is for the A share class only; other classes may have different performance characteristics. The following fund was rated against 613; 396; 126 Mid-Cap Growth funds for the respective 3-, 5- and 10-year periods ended 12/31/03, as applicable. For the 3-, 5- and 10-year periods ended 12/31/03, the MORNINGSTAR ratings were: Franklin Flex Cap Growth Fund 3, 3, 5. The following fund was rated against 177; 140; 35 Conservative Allocation funds for the respective 3-, 5- and 10-year periods ended 12/31/03, as applicable. For the 3-, 5- and 10-year periods ended 12/31/03, the MORNINGSTAR ratings were: Franklin Income Fund 5, 5, 3. The following funds were rated against 268; 211; 59 World Stock funds for the respective 3-, 5- and 10-year periods ended 12/31/03, as applicable. For the 3-, 5- and 10-year periods ended 12/31/03, the MORNINGSTAR ratings were: Templeton Growth Fund 4, 4, 4 and Templeton World Fund 4, 4, 4. The following fund was rated against 237, 215, 120 Municipal National Long funds for the respective 3-, 5- and 10-year periods ended 12/31/03, as applicable. For the 3-, 5- and 10-year periods ended 12/31/03, the MORNINGSTAR ratings were: Franklin Federal Tax-Free Income Fund 3, 3, 4.
     7. Source: LIPPER(R) Inc., 12/31/03. Franklin Flex Cap Growth Fund Class A ranked 78 in a universe of 384 funds in LIPPER'S "Multi-Cap Growth Funds" group for the one-year period, 92 of 300 for the three-year period, 11 of 158 for the five-year period and 3 of 63 for the 10-year period. Franklin Flex Cap Growth Fund has experienced negative fund performance.
     8. Source: LIPPER(R) Inc., 12/31/03. Franklin Income Fund Class A ranked 8 in a universe of 154 funds in LIPPER'S "Income Funds" group for the one-year period, 3 of 95 for the three-year period, 2 of 74 for the five-year period and 7 of 19 for the 10-year period.
     9. Source: LIPPER(R) Inc., 12/31/03. Templeton Growth Fund Class A ranked 150 in a universe of 332 funds in LIPPER'S "Global Funds" group for the one-year period, 16 of 244 for the three-year period, 15 of 179 for the five-year period and 7 of 44 for the 10-year period. Templeton World Fund Class A ranked 142 in a universe of 332 funds in LIPPER'S "Global Funds" group for the one-year period, 26 of 244 for the three-year period, 39 of 179 for the five-year period and 11 of 44 for the 10-year period.
     10. Source: LIPPER(R)Inc., 12/31/03. Lipper Leaders Awards are based on Class A shares only. LIPPER scores for Total Return reflect funds' historical total return performance relative to peers. LIPPER scores for Preservation reflect funds' historical loss avoidance relative to other funds within the same asset class. Preservation ratings are relative, rather than absolute, measures, and funds named LIPPER Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed-income funds. The LIPPER ratings are subject to change every month and are based on an equal-weighted average of percentile rankings for the Total Return and Preservation metrics over 3-, 5- and 10-year periods (if applicable). 20% of funds in each peer group are named LIPPER Leaders, the next 20% receive a score of 2, the middle 20% are scored 3, the next 20% are scored 4, and the lowest 20% are scored 5. The following Mutual Series open-end funds were awarded LIPPER Leader status in Total Return: Mutual Shares Fund, Mutual Beacon Fund and Mutual Qualified Fund rated among 313 Multi-Cap Value funds; Mutual Discovery Fund rated among 38 Global Small-Cap funds; Mutual European Fund rated among 119 European Region funds; and Mutual Financial Services Fund rated among 92 Financial Services funds. The following Mutual Series open-end funds were awarded LIPPER Leader status in Preservation: Mutual Shares, Mutual Beacon, Mutual Qualified, Mutual Discovery, Mutual European and Mutual Financial Services Funds rated among 6,996 Equity funds. UNDER NO CIRCUMSTANCES DOES INFORMATION ABOUT LIPPER LEADERS CONSTITUTE A RECOMMENDATION TO BUY OR SELL FUNDS, NOR DOES IT NECESSARILY IMPLY THAT A FUND NAMED AS A LIPPER LEADER HAD THE BEST PERFORMANCE WITHIN ITS CATEGORY. LIPPER LEADERS RATINGS ARE BASED ON PAST FUND PERFORMANCE, AND PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. LIPPER LEADERS ARE DETERMINED MONTHLY USING DATA AVAILABLE AT THE TIME OF CALCULATION; LIPPER UNDERTAKES NO RESPONSIBILITY FOR UPDATING THE CALCULATIONS MORE FREQUENTLY THAN MONTHLY TO INCORPORATE MORE CURRENT DATA.
     11. Source: LIPPER(R) Inc., 12/31/03. Of the eligible Franklin Templeton non-money market tax-free funds tracked by LIPPER, 21, 15, 17 and 19 funds ranked in the top quartile and 9, 18, 13 and 10 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.
     12. Source: LIPPER(R) Inc., 12/31/03. Franklin Federal Tax-Free Income Fund Class A ranked 36 in a universe of 296 funds in LIPPER'S "General Municipal Debt Funds" group for the one-year period, 100 of 257 for the three-year period, 69 of 219 for the five-year period and 29 of 116 for the 10-year period.

FORWARD-LOOKING STATEMENTS

     Statements in this press release regarding Franklin Resources, Inc.'s business, which are not historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin's recent filings with the U.S. Securities and Exchange Commission, including, without limitation, the "Risk Factors" section of the Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Annual Report on Form 10-K for the fiscal year ended September 30, 2003.

     * Volatility in the equity markets may cause the levels of our assets under management, which in turn impacts revenue, to fluctuate significantly.
     * Weak market conditions may lower our assets under management and reduce our revenues and income.
     *    We  face  strong   competition  from  numerous  and  sometimes  larger
          companies.
     * Changes in the distribution channels on which we depend could reduce our revenues or hinder our growth.
     * We face risks associated with conducting operations in numerous foreign countries.
     * Certain of the portfolios we manage, including our emerging market portfolios and related revenues, are vulnerable to market-specific political and economic risks.
     * Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.
     * Technology and operating risks and limitations could constrain our operations.
     * Governmental investigations and regulatory or legislative actions and reforms, particularly those specifically focused on the mutual fund industry, could adversely impact our assets under management and revenues, increase costs or otherwise negatively impact the profitability of the company and future financial results.


                                      # # #